                                                                     Exhibit 21



                                                                  STATE OF
                                                               INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION

11 COMMERCE DRIVE ASSOCIATES L.L.C.                                   NJ

12 SKYLINE ASSOCIATES L.L.C.                                          NY

120 PASSAIC STREET LLC                                                NJ

1717 REALTY ASSOCIATES L.L.C.                                         NJ

20 COMMERCE DRIVE ASSOCIATES L.L.C.                                   NJ

300 TICE REALTY ASSOCIATES L.L.C.                                     NJ

300 HORIZON ROAD REALTY L.L.C.                                        NJ

400 PRINCETON ASSOCIATES L.L.C.                                       NJ

250 JOHNSON ROAD REALTY L.L.C.                                        NJ

400 RELLA REALTY ASSOCIATES L.L.C.                                    NY

500 COLUMBIA TURNPIKE ASSOCIATES L.L.C.                               NJ

600 PARSIPPANY ASSOCIATES L.L.C.                                      NJ

4 GATEHALL REALTY L.L.C.                                              NJ

78 PINSON PARTNERS L.L.C.                                             NJ

795 FOLSOM REALTY ASSOCIATES L.P.                                     CA

9060 EAST VIA LINDA CO., LTD.                                         AZ

AIRPORT PROPERTIES ASSOCIATES LLC                                     NJ

BMP MOORESTOWN REALTY L.L.C.                                          NJ

BMP SOUTH REALTY L.L.C.                                               NJ

BRANDEIS BUILDING INVESTORS L.L.C.                                    NE

BRANDEIS BUILDING INVESTORS, L.P.                                     DE

BRIDGE PLAZA ASSOCIATES L.L.C.                                        NJ



                                                       STATE OF
                                                    INCORPORATION
SUBSIDIARY                                         OR ORGANIZATION


C.W. ASSOCIATES L.L.C.                                    NJ

CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.         NJ

CAL-HARBOR IV URBAN RENEWAL ASSOCIATES L.P.               NJ

CAL-HARBOR NO. PIER URBAN RENEWAL ASSOCIATES L.P.         NJ

CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.         NJ

CAL-HARBOR V LEASING ASSOCIATES L.L.C.                    NJ

CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.                NJ

CAL-HARBOR VI URBAN RENEWAL ASSOCIATES L.P.               NJ

CAL-HARBOR VII LEASING ASSOCIATES L.L.C.                  NJ

CAL-HARBOR VII URBAN RENEWAL ASSOCIATES L.P.              NJ

CAL-TREE REALTY ASSOCIATES L.P.                           PA

CALI AIRPORT REALTY ASSOCIATES L.P.                       PA

CALI HARBORSIDE (FEE) ASSOCIATES L.P.                     NJ

CALI HARBORSIDE PLAZA I (FEE) ASSOCIATES L.P.             NJ

CALI PENNSYLVANIA REALTY ASSOCIATES L.P.                  PA

CALI PROPERTY HOLDINGS I, L.P.                            DE

CALI PROPERTY HOLDINGS II, L.P.                           DE

CALI PROPERTY HOLDINGS III, L.P.                          DE

CALI PROPERTY HOLDINGS IV, L.P.                           DE

CALI PROPERTY HOLDINGS IX, L.P.                           MD

CALI PROPERTY HOLDINGS V, L.P.                            DE

CALI PROPERTY HOLDINGS VI, L.P.                           DE

CALI PROPERTY HOLDINGS VII, L.P.                          DE

CALI PROPERTY HOLDINGS VIII, L.P.                         DE

CALI PROPERTY HOLDINGS X, L.P.                            DE






                                                               STATE OF
                                                             INCORPORATION
SUBSIDIARY                                                  OR ORGANIZATION


CENTURY PLAZA ASSOCIATES L.L.C.                                    NJ

COLLEGE ROAD REALTY L.L.C.                                         NJ

COMMERCENTER REALTY ASSOCIATES L.L.C.                              NJ

COMMERCENTER REALTY ASSOCIATES L.P.                                NJ

COMMON MESSAGING EXCHANGE, INC.                                    NJ

CROSS WESTCHESTER REALTY ASSOCIATES L.L.C.                         NY

D.B.C. REALTY L.L.C.                                               NJ

ELMSFORD REALTY ASSOCIATES L.L.C.                                  NY

FIVE SENTRY REALTY ASSOCIATES L.P.                                 PA

GROVE STREET ASSOCIATES OF JERSEY CITY LIMITED PARTNERSHIP         NJ

HORIZON CENTER REALTY ASSOCIATES L.L.C.                            NJ

HORIZON CENTER REALTY ASSOCIATES L.P.                              NJ

HORIZON CENTER REALTY L.L.C.                                       NJ

JUMPING BROOK REALTY ASSOCIATES L.L.C.                             NJ

JUMPING BROOK REALTY ASSOCIATES L.P.                               NJ

KEMBLE-MORRIS, LLC                                                 NJ

LINWOOD REALTY L.L.C.                                              NJ

M-C CALIFORNIA SERVICES, INC.                                      DE

M-C CAPITOL ASSOCIATES L.L.C.                                      DE

M-C HARSIMUS PARTNERS L.L.C.                                       NJ




                                                    STATE OF
                                                 INCORPORATION
SUBSIDIARY                                      OR ORGANIZATION

M-C PENN MANAGEMENT CORP.                              DE

M-C PROPERTIES CO. REALTY L.L.C.                       NJ

M-C ROCKLAND PARTNERS L.P.                             NY

M-C TEXAS MANAGEMENT L.P.                              TX

MACK-CALI ADVANTAGE SERVICES CORPORATION               DE

MACK-CALI ARIZONA CORPORATION                          DE

MACK-CALI B PROPERTIES, L.L.C.                         NJ

MACK-CALI BEARDSLEY LIMITED PARTNERSHIP                AZ

MACK-CALI BRIDGEWATER CO., L.P.                        NJ

MACK-CALI BUILDING V ASSOCIATES L.L.C.                 NJ

MACK-CALI CALIFORNIA DEVELOPMENT ASSOCIATES L.P.       CA

MACK-CALI CALIFORNIA PARTNERS L.P.                     CA

MACK-CALI CAMPUS REALTY L.L.C.                         NJ

MACK-CALI CENTURY III INVESTORS L.L.C.                 IA

MACK-CALI CENTURY III INVESTORS, L.P.                  DE

MACK-CALI CHESTNUT RIDGE, L.L.C.                       NJ

MACK-CALI CW REALTY ASSOCIATES L.L.C.                  NY

MACK-CALI D.C. MANAGEMENT CORP                         DE

MACK-CALI E-COMMERCE, INC.                             DE

MACK-CALI E-COMMERCE L.L.C.                            DE

MACK-CALI EAST LAKEMONT L.L.C.                         NJ

MACK-CALI F PROPERTIES L.P.                            NJ

MACK-CALI GLENDALE LIMITED PARTNERSHIP                 AZ

MACK-CALI METROPOLITAN, LTD.                           FL

MACK-CALI MID-WEST REALTY ASSOCIATES L.L.C.            NY

MACK-CALI MORRIS REALTY L.L.C.                         NJ

MACK-CALI NORTH HILLS L.L.C.                           NY


                                                                    STATE OF
                                                                  INCORPORATION
SUBSIDIARY                                                       OR ORGANIZATION
MACK-CALI PROPERTIES CO. #3 L.P.                                        NJ

MACK-CALI PROPERTIES CO. NO. 11, L.P.                                   NY

MACK-CALI PROPERTY TRUST                                                MD

MACK-CALI REALTY CONSTRUCTION CORPORATION                               NJ

MACK-CALI SO. WEST REALTY ASSOCIATES L.L.C.                             NY

MACK-CALI STAMFORD REALTY ASSOCIATES, L.P.                              CT


                                               STATE OF
                                             INCORPORATION
SUBSIDIARY                                  OR ORGANIZATION
MACK-CALI SUB XV, INC.                            DE

MACK-CALI TAXTER ASSOCIATES L.L.C.                NY

MACK-CALI TEXAS PROPERTY L.P.                     TX

MACK-CALI TRS HOLDING CORPORATION                 DE

MACK-CALI WILLOWBROOK COMPANY L.P.                NJ

MACK-CALI WOODBRIDGE II L.P.                      NJ

MACK-CALI WP REALTY ASSOCIATES L.L.C.             NY

MACK-CALI-R COMPANY NO. 1 L.P.                    NJ

MANHASSET ASSOCIATES L.L.C.                       NY

MARTIN AVENUE REALTY ASSOCIATES L.L.C.            NY

MC-CAP L.L.C.                                     DE

MC-SJP MORRIS V REALTY L.L.C.                     NJ

MC-SJP MORRIS VI REALTY L.L.C.                    NJ

MID-WEST MAINTENANCE CORP.                        NY

MID-WESTCHESTER REALTY ASSOCIATES L.L.C.          NY

MONMOUTH/ATLANTIC REALTY ASSOCIATES L.L.C.        NJ

MONMOUTH/ATLANTIC REALTY ASSOCIATES L.P.          NJ

MOORESTOWN REALTY ASSOCIATES L.L.C.               NJ


                                                              STATE OF
                                                            INCORPORATION
SUBSIDIARY                                                 OR ORGANIZATION

MORRIS V PARTNERS L.L.C.                                           NJ

MORRIS VI PARTNERS L.L.C.                                          NJ

MORRISTOWN TEN                                                     NJ

MOUNT AIRY REALTY ASSOCIATES L.L.C.                                NJ

MOUNT AIRY REALTY ASSOCIATES L.P.                                  NJ

MOUNTAINVIEW REALTY L.L.C.                                         NJ

OFFICE ASSOCIATES L.L.C.                                           NJ

ONE SYLVAN REALTY, L.L.C.                                          NJ

PARSIPPANY CAMPUS REALTY ASSOCIATES L.L.C.                         NJ

PHELAN REALTY ASSOCIATES L.P.                                      CA

PLAZA X LEASING ASSOCIATES L.L.C.                                  NJ

PLAZA X REALTY L.L.C.                                              NJ

PLAZA X URBAN RENEWAL ASSOCIATES L.L.C.                            NJ

PRINCETON CORPORATE CENTER REALTY ASSOCIATES L.L.C.                NJ

PRINCETON OVERLOOK REALTY L.L.C.                                   NJ

ROSELAND II L.L.C.                                                 NJ

ROSELAND OWNERS ASSOCIATES L.L.C.                                  NJ

SHELTON REALTY ASSOCIATES L.P.                                     CT

SIX COMMERCE DRIVE ASSOCIATES L.L.C.                               NJ

SKYLINE REALTY L.L.C.                                              NY



                                                                 STATE OF
                                                               INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION

SO. WESTCHESTER REALTY ASSOCIATES L.L.C.                            NY

STEVENS AIRPORT REALTY ASSOCIATES L.P.                              PA

SYLVAN/CAMPUS REALTY ASSOCIATES L.L.C.                              NJ

TALLEYRAND REALTY ASSOCIATES L.L.C.                                 NY

TENBY CHASE APARTMENTS L.L.C.                                       NJ

THE HORIZON CENTER PROPERTY OWNERS ASSOCIATION, INC.                NJ

TRADEMATRIX COMMUNICATIONS, INC.                                    DE

U.S. UTILIPRO SOLUTIONS L.L.C.                                      DE

UTILIPRO SOLUTIONS, INC.                                            NJ

VAUGHN PARTNERS L.L.C.                                              NJ

VAUGHN PRINCETON ASSOCIATES L.L.C.                                  NJ

VAUGHN PRINCETON ASSOCIATES L.P.                                    NJ

WESTAGE REALTY L.L.C.                                               NY

WHITE PLAINS REALTY ASSOCIATES L.L.C.                               NY
